Exhibit 10.34

EXECUTION VERSION

FIRST AMENDMENT TO
FEE LETTER AND SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO FEE LETTER AND SECOND AMENDMENT
TO MASTER REPURCHASE AGREEMENT, dated November 23, 2021 (this “Amendment”), is entered into by and among BSPRT BB FLOAT, LLC, a Delaware limited liability company, and BSPRT BB FIXED, LLC, a Delaware limited liability company (collectively, “Seller”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Fee Letter (as defined below), and if not defined therein, in the Master Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as of March 15, 2019, as amended by the First Amendment to Master Repurchase Agreement, dated as of October 5, 2020 (the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Seller and Purchaser are parties to that certain Fee Letter, dated as of March 15, 2019 (the “Existing Fee Letter” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Fee Letter”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement and the Existing Fee Letter.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE EXISTING REPURCHASE AGREEMENT

(a)The definitions of “Availability Period Extension Fee” and “Structuring Fee” in Article 2 of the Existing Repurchase Agreement are hereby deleted in their entirety.

(b)Article 3(b)(iii) of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:

(iii)    [Reserved].

Exhibit 10.34
(c)Article 3(c) of the Existing Repurchase Agreement is hereby amended by adding the following clause at the end thereof:

(xxiii) Payment of Funding Fee. Purchaser shall have received (which may be by netting the amount from the related funding) payment of the Funding Fee which is due and payable on the related Purchase Date.

(d)Article 3(h)(ii) of the Existing Repurchase Agreement is hereby amended by deleting the “and” at the end of clause (J) thereof, replacing the “.” at the end of clause (K) thereof with “; and” adding the following clause (L) at the end thereof:

(L)Payment of Funding Fee. Purchaser shall have received (which may be by netting the amount from the related funding) payment of the Funding Fee which is due and payable in connection with the related Purchase Price increase.

(e)Article 4(c) of the Existing Repurchase Agreement is hereby amended by deleting the “and” at the end of clause (vi) thereof, replacing the “.” at the end of clause (vii) thereof with “; and” adding the following clause (viii) at the end thereof:

(L)Purchaser shall have received (which may be by netting the amount from the related funding) payment of the Funding Fee which is due and payable in connection with the related Purchase Price increase.

ARTICLE 2

AMENDMENTS TO THE EXISTING FEE LETTER

(a)The definitions of “Availability Period Extension Fee” and “Structuring Fee” in Section 1 of the Existing Fee Letter are hereby deleted in their entirety.

(b)The following definition in Section 1 of the Existing Fee Letter are hereby amended and restated in its entirety as follows:

“Maximum Facility Purchase Price” shall mean $315,000,000.

(c)The following definition is hereby added to Section 1 of the Existing Fee Letter in its appropriate alphabetical order:

“Funding Fee” shall mean a non-refundable fee that shall be deemed due, earned and payable (a) on the related Purchase Date for each Purchased Asset , (b) on any other date on which Purchase Price is paid to any Seller with respect to any Purchased Asset and
(c) on each anniversary of the Closing Date during the Availability Period beginning on March 15, 2022, in an amount equal to the product of (i) 0.25% multiplied by (ii) in the case of clauses (a) or

Exhibit 10.34

(b), the amount of Purchase Price being paid to such Seller on such date (such Funding Fee to be pro-rated to account for the actual number of days remaining in the then-current facility year) or in the case of clause (c), the aggregate outstanding Purchase Price of all Purchased Assets as of such date; provided that, the aggregate Funding Fee (plus, with respect to the facility year ending on March 14, 2022, any “Structuring Fees” paid between March 15, 2021 and November 23, 2021, inclusively) with respect to all Purchased Assets for each facility year shall not exceed an amount equal to the product of (x) 0.25% multiplied by (y) the weighted average Maximum Facility Purchase Price.

ARTICLE 3 REPRESENTATIONS
Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)all representations and warranties made in the Existing Repurchase Agreement and Existing Fee Letter, in each case, are true and correct as of the date hereof, or if any such representation and warranty expressly refers to a prior date, as of such prior date;

(b)it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;

(c)it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement and the Existing Fee Letter, in each case, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;

(d)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(e)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

(f)this Amendment has been duly executed and delivered by it; and

(g)the Existing Repurchase Agreement and the Existing Fee Letter, in each case, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

Exhibit 10.34

ARTICLE 4 RESERVED ARTICLE 5 EXPENSES
Seller shall pay on demand all of Purchaser’s reasonable out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 6 GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER)
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 7 MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Master Repurchase Agreement.

(e)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the

Exhibit 10.34

entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f)This Amendment and the Fee Letter, and this Amendment and the Repurchase Agreement, as applicable, in each case, together constitute a single Transaction Document.

[SIGNATURES FOLLOW]

Exhibit 10.34
IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.

BARCLAYS BANK PLC, as Purchaser
By: /s/ Francis X. Gilhool
Name:
Title:

Francis X. Gilhool Authorized Signatory

[SIGNATURE CONTINUES ON FOLLOWING PAGES

Barclays–Benefit Street – First Amendment to Fee Letter and Second Amendment to Master Repurchase Agreement

Exhibit 10.34
BSPRT BB FLOAT, LLC, as a Seller

By:    /s/ Micah Goodman     Name: Micah Goodman
Title: Authorized Signatory

BSPRT BB FIXED, LLC, as a Seller

By:    /s/ Micah Goodman     Name: Micah Goodman
Title: Authorized Signatory

By signing below, Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.), a Maryland corporation (“Guarantor”), hereby acknowledges the foregoing Amendment and in connection Purchaser’s agreement to the terms of the foregoing Amendment reaffirms the terms and conditions of that certain Guaranty, dated as of March 15, 2019 (as the same was amended and may be further amended, modified, restated, replaced, waived, substituted, supplemented or extended and in effect from time to time, the “Guaranty”), for the benefit of Purchaser, and acknowledges and agrees that the Guaranty remains in full force and effect.

FRANKLIN BSP REALTY TRUST, INC.,
as Guarantor

By:    /s/ Micah Goodman     Name: Micah Goodman
Title: Authorized Signatory

Barclays–Benefit Street – First Amendment to Fee Letter and Second Amendment to Master Repurchase Agreement